Phoenix Strategic Equity Series Fund
       Supplement dated June 26, 1998 to Prospectus dated November 3, 1997 as supplemented November 11, 1997, January 30, 1998 and March 20, 1998


     Effective June 1, 1998, National Securities & Research Corporation ("National") assigned its investment advisory contract for the Equity Opportunities Series to Phoenix Investment Counsel, Inc. ("PIC"). National and PIC are both subsidiaries of Phoenix Investment Partners, Ltd. (formerly Phoenix Duff & Phelps Corporation). As National will no longer serve as a registered investment adviser, management has decided to appoint PIC as the adviser to the Equity Opportunities Series. By this Supplement, all references to National in the Prospectus and Statement of Additional Information are deleted and replaced with PIC.

     On June 25, 1998, the Board of Trustees of Phoenix Strategic Equity Series Fund approved a change of the portfolio management of the Equity Opportunities Series, appointing Seneca Capital Management LLC subadvisor through October 31, 1998 and recommending to shareholders that Seneca Capital Management LLC be retained as subadvisor for the Equity Opportunities Series on a long-term basis. The Trustees also approved a change of the portfolio management of the Small Cap Series, appointing Roger Engemann & Associates, Inc. subadvisor through October 31, 1998 and recommending to shareholders that Roger Engemann & Associates, Inc. be retained as subadvisor for the Small Cap Series on a long-term basis. These recommendations will be submitted to shareholders of the Equity Opportunities Series and the Small Cap Series in a proxy statement in the coming months.


Management of the Fund
The paragraphs below should be inserted at the end of the section titled "The Advisers" located on page 15 of the Prospectus.

         Seneca Capital Management LLC ("Seneca") serves as subadvisor to the Equity Opportunities Series and as such is responsible for making investment decisions and selecting broker-dealers to execute transactions for the Equity Opportunities Series. For its services, Seneca is paid a fee by PIC equal to 0.20% of the average daily net assets of the Equity Opportunities Series up to $184 million, 0.35% of such value between $184 million and $1 billion, 0.325% of such value between $1 billion and $2 billion, and 0.30% of such value in excess of $2 billion. Seneca (including its predecessor GMG/Seneca Capital Management, L.P.) has been an investment adviser since 1989 managing equity and fixed income securities portfolios primarily for institutions and individuals. Seneca has also served as advisor to the Seneca Funds since their inception in March 1996. Seneca is owned by certain of its employees, including Gail P. Seneca, and Phoenix Investment Partners, Ltd. Seneca's principal office is located at 909 Montgomery Street, San Francisco, California 94133.

         Roger Engemann & Associates, Inc. ("REA") serves as subadvisor to the Small Cap Series and as such is responsible for making investment decisions and selecting broker-dealers to execute transactions for the Small Cap Series. For its services, REA is paid a fee by the Adviser equal to 0.20% of the average daily net assets of the Small Cap Series up to $323 million, 0.375% of such value between $323 million and $1 billion, 0.35% of such value between $1 billion and $2 billion, and 0.325% of such value in excess of $2 billion. REA has been an investment adviser since 1969 and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. REA is a wholly owned subsidiary of Pasadena Capital Corporation which in turn is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. REA's principal office is located at 600 North Rosemead Boulevard, Pasadena, California 91107.

The following paragraphs replace the paragraph under the heading "Theme Series and Small Cap Series" on page 16 of the Prospectus.

         Investment and trading decisions for the Theme Series are made by a team of equity investment professionals.

         Mr. Roger Engemann, Mr. James E. Mair and Mr. John S. Tilson head the team that is primarily responsible for the day-to-day management of the Small Cap Series. Each is a Managing Director, Equities, of the Adviser. Mr. Engemann has been president of REA since its inception in 1969. Messrs. Mair and Tilson are both Executive Vice Presidents of Portfolio Management of REA and both have been with REA since 1983. Messrs. Engemann and Mair have been Chartered Financial Analysts ("CFAs") since 1972, and Mr. Tilson has been a CFA since 1974.


         Investors should retain this supplement with their prospectus for future reference.


PDP 690M (6/98)